EXHIBIT 99.01

Independent Auditors’ Report

The Board of Directors
R.J. O’Brien Fund Management, LLC:

We have audited the accompanying statements of financial condition of R.J. O’Brien Fund Management, LLC. (the Company) as of December 31, 2007 and 2006, and the related statements of operations, changes in stockholder’s/member’s equity, and cash flows for the year ended December 31, 2007 and the period from October 12, 2006 (inception) through December 31, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of R.J. O’Brien Fund Management, LLC. as of December 31, 2007 and 2006, and the results of its operations, changes in its stockholder’s/member’s equity and its cash flows for the year ended December 31, 2007 and the period from October 12, 2006 (inception) through December 31, 2006, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois
April 16, 2008

R.J. O’BRIEN FUND MANAGEMENT, LLC
Statements of Financial Condition
December 31, 2007 and 2006

Assets	2007	2006
Assets:
Cash	$777,002	---
Investments in registered commodity pool	1,712,291	1,897,693
Intangible asset	290,251	467,829
Fee income receivable	90,380	125,401
Miscellaneous receivables	20,000	3,213
Total assets	$2,889,924	2,494,136
Liabilities and Stockholder’s/Member’s Equity
Liabilities:
Accrued expenses	$104,481	26,553
Total liabilities	104,481	26,553
Stockholder’s/Member’s equity:
Common stock, $.01 par value. Authorized 1,000 shares;
issued 1,000 shares in 2006	—	10
Additional paid-in capital	3,213,134	2,579,084
Retained deficit	(427,691)	(111,511)
Total stockholder’s/member’s equity	2,785,443	2,467,583
Total liabilities and stockholder’s/member’s equity	$2,889,924	2,494,136
See accompanying notes to financial statements.

R.J. O’BRIEN FUND MANAGEMENT, LLC
Statements of Operations
Year ended December 31, 2007 and
period from October 12, 2006 (inception) through December 31, 2006
	2007	2006
Revenues:
Income from registered commodity pool	$980,401	115,401
Other income	100,000	10,000
Total revenues	1,080,401	125,401
Expenses:
Intercompany support services from Parent	675,267	54,843
Professional fees	167,590	10,014
Amortization of intangible asset	177,578	18,751
Data processing	123,531	14,805
Other expenses	67,212	2,228
Total expenses	1,211,179	100,641
Unrealized loss on investment	(185,402)	(136,271)
Net loss	$(316,180)	(111,511)
See accompanying notes to financial statements.

R.J. O’BRIEN FUND MANAGEMENT, LLC
Statements of Changes in Stockholder’s/Member’s Equity
Year ended December 31, 2007 and
period October 12, 2006 (inception) through December 31, 2006

	Common	Paid-in	Retained
	stock	capital	deficit	Total
Balance at October 12, 2006	$—	—	—	—
Capital contribution from Parent	10	2,579,084	—	2,579,094
Net loss	—	—	(111,511)	(111,511)
Balance at December 31, 2006	10	2,579,084	(111,511)	2,467,583
Conversion to LLC	(10)	10	—	—
Capital contribution from Parent	—	634,040	—	634,040
Net loss	—	—	(316,180)	(316,180)
Balance at December 31, 2007	$—	3,213,134	(427,691)	2,785,443
See accompanying notes to financial statements.

R.J. O’BRIEN FUND MANAGEMENT, LLC
Statements of Cash Flows
Year ended December 31, 2007 and
period from October 12, 2006 (inception) through December 31, 2006
	2007	2006
Cash flows from operating activities:
Net loss	$(316,180)	(111,511)
Adjustments to reconcile net loss to net cash provided by (used in)
operating activities:
Unrealized loss on investments	185,402	136,271
Amortization of intangible asset	177,578	18,751
Increase in assets:
Fee income receivable	35,022	(125,401)
Miscellaneous receivables	(16,787)	(3,213)
Increase in liabilities:
Accrued expenses	77,927	26,553
Net cash provided by (used in) operating activities	142,962	(58,550)
Cash flows used in investing activities:
Investment in registered commodity pool	—	(2,033,964)
Intangible asset acquired	—	(486,580)
Net cash used in investing activities	—	(2,520,544)
Cash flows provided by financing activities:
Capital contribution from Parent	634,040	2,579,094
Net change in cash	777,002	—
Cash at beginning of period/year	—	—
Cash at end of period/year	$777,002	—

See accompanying notes to financial statements.

R.J. O’BRIEN FUND MANAGEMENT, LLC

Notes to Financial Statements

December 31, 2007 and 2006

(1)	General Information and Summary of Significant Accounting Policies

A summary of the significant accounting policies that have been followed in preparing the accompanying financial statements is set forth below.

(a)	Nature of Business
R.J. O’Brien Fund Management, LLC (the Company or Managing Owner), a wholly owned subsidiary of R.J. O’Brien & Associates, LLC. (the Parent), is a registered commodity pool operator with the Commodity Futures Trading Commission. The Company was originally incorporated in October of 2006 in the State of Illinois. In July of 2007, it was reincorporated as a limited liability company (LLC) in the State of Delaware. The Company is the managing owner of the JWH Global Trust (Fund) organized for the purpose of engaging in the speculative trading of commodity interests, including futures contracts, physical commodities, and related options.

(b)	Revenue Recognition
The Company earns fees from the Fund for which it acts as managing owner, which is recognized as income as it is earned. Fees paid monthly and are based on a percentage of the net asset value (NAV) of the Fund, and include any excess brokerage fees (1.25% of NAV), excess commissions (3.00% of NAV), and the managing owner fee revenue (0.75% of NAV).

(c)	Investments
    Investment in the registered commodity pool is recorded at fair value based on the Company’s proportionate share of the Fund’s audited net assets.

(d)	Intangible Asset
The intangible asset related to the purchase of the Fund is carried at cost and reduced by systematic amortization. Amortization is charged based on the amount of fund units that are redeemed in any given accounting period that were outstanding at the time the Managing Owner’s rights were purchased. On an annual basis, an impairment analysis on the intangible asset is performed to determine if a write-down of the asset is required.

(e)	Income Taxes
Prior to July 2007, the Parent had elected S Corporation status under the Internal Revenue Code. Accordingly, the Company’s earnings were generally not subject to income tax prior to July 2007. The Parent’s taxable income for this period would be reported by the shareholders on their federal, state, and local income tax returns.

Effective July 12, 2007, the Company became a single member LLC that is treated as a disregarded entity for federal and state income tax purposes. The Company’s income is included in the federal and state consolidated income tax returns of its Parent.

R.J. O’BRIEN FUND MANAGEMENT, LLC

Notes to Financial Statements

December 31, 2007 and 2006

(f)	Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2)	Investment in Fund

At December 31, 2007, the Company owned 20,218 units of JWH Global Trust, or 1% of the outstanding units of the fund, valued at $1,712,291. The Company purchased its investment during the period October 12, 2006 (inception) through December 31, 2006 for $2,033,964.

The following represents summary audited financial information of the Fund as of December 31, 2007 and 2006.

	2007	2006
Assets	$83,422,873	$140,705,230
Liabilities	2,505,599	10,533,689
Capital	$80,917,274	$130,171,541

As of December 31, 2006, $8,151,000 of the Fund’s assets was restricted from trading under the Refco Capital Markets’ bankruptcy. As of January 1, 2007, the restricted assets were moved to a separate subsidiary, JWH Special Circumstances, LLC, managed by US Bank.

(3)	Intangible Asset

During 2006, the Company purchased the assets of Refco Commodity Management, Inc., the most significant of which was an intangible asset of $486,580. Amortization is charged based on the amount of fund units that are redeemed in any given period, which were outstanding at the time the managing owner rights that were purchased. During 2007, amortization of $177,578 occurred in accordance with the methodology described above, resulting in a carrying value of $290,951 at December 31, 2007. During 2006, amortization of $18,751 occurred in accordance with the methodology described above, resulting in a carrying value of $467,829 at December 31, 2006.

(4)	Other Related-Party Transactions

The Company has no employees. The Parent provides facilities and administrative services to the Company. The Parent also pays certain expenses on behalf of the Company, which are treated as capital contributions.

R.J. O’BRIEN FUND MANAGEMENT, LLC

Notes to Financial Statements

December 31, 2007 and 2006

(5)	Financial Instruments with Off-Balance Sheet Risk

As managing owner of the Fund, the Company’s investment in the Fund is subject to the risks related to financial instruments and commodity contracts held or sold short by the Fund. The Company is exposed to both market risk, the risk arising from changes in the market value of the contracts; and credit risk, the risk of failure by another party to perform according to the terms of the contract. However, the Company bears the risk of loss only to the extent of the market value of its respective investment and, in certain specific circumstances, distributions, and redemptions received.

(6)	Contingent Liabilities

The Company is a party to legal and regulatory actions relating to customers’ accounts and regulatory requirements as a normal part of carrying on its business. Management is of the opinion that resolution of these matters will not have a material adverse effect on the Company’s financial condition or continuing operations.

(7)	Subsequent Events

On March 31, 2008, the Company redeemed $552,813 of excess managing owner interest from the Fund.